Exhibit 99.1

                 STEVE LORANGER TO SPEAK AT CITIGROUP CONFERENCE

    WHITE PLAINS, N.Y., March 6 /PRNewswire-FirstCall/ -- ITT Corporation (NYSE:
ITT) Chairman, President and Chief Executive Officer Steve Loranger will present at the Citigroup 2007 Global Industrial Manufacturing Conference today beginning at 10:30 AM ET. Mr. Loranger will say that the Company believes strong organic revenue growth, coupled with operational initiatives, provides it with a high level of confidence in achieving its existing 2007 financial targets.

    Loranger's entire presentation will be webcast live at: www.itt.com/ir.

    About ITT Corporation

    ITT Corporation (www.itt.com) supplies advanced technology products and services in several growth markets. ITT is a global leader in the transport, treatment and control of water, wastewater and other fluids. The company plays a vital role in international security through its defense communications and electronics products; space surveillance and intelligence systems; and advanced engineering and related services. It also serves the growing leisure marine and electronic components markets with a wide range of products. Headquartered in White Plains, NY, the company generated $7.8 billion in 2006 sales. In addition to the New York Stock Exchange, ITT Corporation stock is traded on the Paris, London and Frankfurt exchanges.

    For free B-roll/video content and logo about ITT Corporation, please log onto www.thenewsmarket.com/ITT to preview and request video. You can receive broadcast-standard video quality digitally or by tape from this site. Registration and video are free to the media.

    "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995 ("the Act"):

    Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business, Item 1A. Risk Factors, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE  ITT Corporation
    -0-                             03/06/2007
    /CONTACT: Brendan Mullin of ITT Corporation, +1-914-641-2087, bmullin@peppercom.com /
    /First Call Analyst: /
    /FCMN Contact: lmills@peppercom.com /
    /Web site:  http://www.itt.com
                http://www.thenewsmarket.com/ITT /
    (ITT)